QUANTUM 27th Annual Needham Growth Conference – January 14th and 15th, 2025

FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. COPYRIGHT @ D-WAVE2

PRODUCTION APPLICATIONS Business applications in use by customers to improve operations QUANTUM SUPREMACY Achieved on important / useful materials simulation problem* QUANTUM ANNEALING Required for business optimization applications – The Killer App SERVICE LEVEL AGREEMENTS High system availability (>99.9%) backed by customer SLAs for production applications DIVERSE CUSTOMER BASE Over 100 commercial, research and government customers COPYRIGHT @ D-WAVE3 QUANTUM REALIZED: ONLY BY D-WAVE *Under peer review for publication in top tier journal

QUANTUM REALIZED:
ONLY BY D-WAVE

COMMERCIAL APPLICATIONS

70+ revenue generating commercial customers

Business applications in production to improve operations

IonQ/Rigetti revenue dominated by a few government grants

NTT docomo   Pattison Food Group

COMPUTATIONAL SUPREMACY

D-Wave: Demonstrated supremacy on important/useful problems
- Direct application to materials simulation

Google: Demonstrated supremacy on contrived problem
- Random circuit sampling – No practical application
- Same result for Quantinuum

Xanadu: Claimed supremacy but quickly classically spoofed

IonQ, Rigetti, Others: No credible supremacy claims

APPLICATION BENCHMARKING

D-Wave Annealing has long-term advantage in optimization

D-WAVE	IBM	IONQ
~98% of optimal at problem size 320	~75% of optimal at problem size 6	~80% of optimal at problem size 10
Runs in a fraction of a second	~100x slower than QA	~10,000x slower than QA

QED-C Benchmarking: https://doi.org/10.1145/3678184

RELIABILITY AND AVAILABILITY

99.9%+ availability of D-Wave Leap Quantum Cloud Service

Real time access with no queueing

SOC2 Type 2 compliant

Other cloud platforms not reliable:
- IonQ > 1 week average queue time*
- Rigetti < 70% Azure uptime*
- QuEra < 33% Braket uptime*

* https://status.ionq.co/, https://rigetti.statuspage.io/, https://www.quera.com/aquila

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D-Wave

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Quantum supremacy paper under peer review

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"We believe that today's quantum technology can play a key role in ensuring optimal and efficient construction and operation of buildings and are eager to use D-Wave's quantum solutions in support of that effort."

—Dr. Reinhard Schlemmer, Member of the Board of VINCI Energies

MARKET LEADING SOLUTION

Advantage
Quantum Annealing
Fifth generation system
5000+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
>99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer Success
from application eval
to production deployment

STRONG CUSTOMER BASE

Davidson, NEC, IPG, Deloitte., VINCI Energies, mastercard, Jülich Forschungszentrum, BASF, Pattison Food Group, accenture, ArcelorMittal, Lockheed Martin, NTT docomo, JTI, Ford Otosan, BBVA, Unisys, DENSO, CaixaBank

TECHNICAL LEADERSHIP

3rd largest quantum patent portfolio globally *(Source: Gl0obalData)*	240+ U.S. granted patents 500+ WW granted + pending 60+% Annealing and Gate	43 PhDs	Over 240 scientific papers published

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D:WAVE

COPYRIGHT @ D-WAVE6 D-WAVE ENABLES THE FULL QUANTUM EXPECTED TAM1 LONG-TERM 15-30 Years MID-TERM 5-15 Years NEAR-TERM 3-5 Years $2B-$5B TAM ($400M - $1B) $25B - $50B TAM ($5B - $10B) $450B - $850B TAM ($90B - $170B) ANNEALING (DWAVE ONLY) ANNEALING OR GATE MODEL GATE MODEL Computational Problem Combinatorial Optimization Linear Algebra & Factorization (Machine learning & cryptography) Differential Equations (Simulation) 1. Boston Consulting Group: “Where Will Quantum Computers Create Value – and When?” May 2019 (80% of TAM accruing to end-users; 20% to quantum hardware, software and services providers)

ONLY COMPANY DRIVING BOTH ANNEALING AND GATE COPYRIGHT @ D-WAVE7 PRODUCTION-READY TODAY ANNEALING Optimization AI/ML & GenAI Academic Research GATE-MODEL PRODUCTION-READY IN 7-15 YEARS Years of Complex R&D Needed Research Experimentation COMBINATORIAL OPTIMIZATION Workforce Scheduling Production Scheduling Logistics Routing Resource Optimization Cargo Loading DIFFERENTIAL EQUATIONS Quantum Chemistry 3D Fluid Dynamics LINEAR ALGEBRA & FACTORIZATION Machine Learning Cryptography Drug Discovery Global Weather Modeling ANNEALING OR GATE-MODEL

LEADING THE COMMERCIALIZATION OF QUANTUM TECH Experimental / Research Product Commercialization Gate-model Processors (all players) Annealing Processors (only D-Wave) 2011 2015 2018 20192010 20202012 2013 2014 2016 2017 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E & Beyond Transition from government and academic to commercial customers D-Wave One System D-Wave Two System One Scalable and Error-Corrected Qubit Scalable and Error-Corrected Few Qubit Processor Noisy Intermediate Scale Quantum (NISQ) Transition to Commercial Product D-Wave 2000Q System D-Wave 2000Q LN System Advantage System Advantage2 System D-Wave 2X System Advantage Performance System Advantage3 System It is important to note that no one has yet shown a working error- corrected logical qubit that is scalable COPYRIGHT @ D-WAVE8

QUANTUM OPTIMIZATION PROVEN USE CASES

RETAIL


Pattison
Food Group

80%
INCREASE IN SCHEDULING EFFICIENCY

- One of Canada's largest retailers of food & health products
- Workforce scheduling in production at over 100 stores
- Scheduling time reduced from 80 hours to 15 hours weekly, an **80% TIME SAVINGS**
- Expanding to retail inventory, warehouse, and logistics optimization

MANUFACTURING


FORD OTOSAN

1,000 VEHICLES SCHEDULED PER RUN IN 5 MINUTES VS. 30 MINUTES

- Automotive manufacturer owned by Ford Motor Company and Koç Holdings
- Production scheduling to optimize vehicle body shop assembly sequencing
- Scheduling **1,000 VEHICLES PER RUN IN UNDER 5 MINUTES, COMPARED TO 30 MINUTES USING CURRENT PROCESS**

LOGISTICS


SAVANT X

60%
MORE CARGO HANDLED EACH DAY PER CRANE

- Improve movement of goods from ships to trucks at Pier 300 at the Port of Los Angeles
- Logistics optimization to streamline port operations and increase cargo throughput
- Terminal **UTILIZED NEARLY 40% FEWER RTG CRANE RESOURCES** and handled **60% MORE CARGO EACH DAY PER CRANE**

DESIGN


VINCI
ENERGIES

FASTER SOLUTIONS WITH FEWER CONSTRUCTION ELEMENTS

- Global construction company focused on sustainable building design
- Design optimization of heating, ventilation and air conditioning (HVAC) systems for complex buildings
- **LOWER CONSTRUCTION COST AND MORE SUSTAINABLE AND AESTHETICALLY PLEASING SOLUTIONS**
- Yielding designs more quickly with shorter duct lengths and fewer construction elements

ASSET UTILIZATION


NTT
docomo

15%
IMPROVEMENT IN MOBILE NETWORK PERFORMANCE

- Largest mobile operator in Japan
- Mobile network optimization to reduce congestion at base stations
- General-purpose solver took 27 hours, **D-WAVE COMPLETED SAME TASK IN 40 SECONDS**
- Deploying solution across its 250,000 base stations

CONSUMER MARKETING


mastercard

IMPROVED REVENUE AND CUSTOMER SATISFACTION

- Second-largest payments network globally
- Optimize customer loyalty rewards programs to maximize consumer uptake
- Increase conversion rates, redemption rates, retail revenue, and customer satisfaction

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D-WAVE

TECH DRIVING CUSTOMER USE CASES


Platform Innovation
advantage
Leap
BQM, DQM, CQM Solvers
advantage2
Leap
Next-gen Solver
advantage2
Performance Update
Leap
Targeted Hybrid Solvers
advantage3, ...
Leap
Universal Solvers
Systems
Software
Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

** Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports*

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POWERFUL QUANTUM COMPUTERS BUILT FOR BUSINESS APPLICATIONS D-WAVE Annealing quantum processor design 5,000+ qubits Ongoing increases in coherence & connectivity Systems located in US, Europe & Canada supporting global use Supports hybrid applications of real-world size Up to 2 million variables COPYRIGHT @ D-WAVE11

COMPLETED CALIBRATION OF 4400+ ADVANTAGE2 Completed the calibration of a 4400+ qubit Advantage2 processor as a key part of the ongoing development of our sixth-generation annealing quantum computer This comes on the heels of launching the 1,200+ qubit Advantage2 prototype and making it accessible in D-Wave’s Leap quantum cloud service GREATER COHERENCE Doubled to drive faster time-to-solution GREATER CONNECTIVITY 20-way connectivity to enable solutions to larger problems INCREASED ENERGY SCALE Increased by 40% to deliver higher-quality solutions Advantage2 is expected to fuel customer success with: COPYRIGHT @ D-WAVE12

QUANTUM SUPREMACY ON D-WAVE ADVANTAGE2 SYSTEM

We believe D-Wave is the first in the world to demonstrate quantum supremacy on real-world problems; These problems cannot be solved by classical computers, full stop! https://arxiv.org/abs/2403.00910



Classical Compute Time
Classical Compute Energy
Biclique
$d = \infty$
Cubic
$d = 3$
Diamond
$d = 3$
GPU seconds
Frontier, 1 million years
area-law scaling
simulated classically
Quantum annealing, time per data point
Energy (kilowatt hours)
Global annual consumption
Quantum annealing, energy per data point
Number of qubits
Full chip (1220-qubit Adv2 prototype)

- Each data point was computed on **D-Wave's 1200Q Advantage2 System** in just a **few minutes** and consuming **12 kW of power**
- Classical computations performed on **Frontier and Summit supercomputers at Oak Ridge National Lab** would have taken well **over 1 million years** and required **more than global annual power consumption**
- **Exponential advantage** over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)

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FURTHER PROGRESS ON QUANTUM AI SOLUTIONS Continuing to explore generative AI architectures that directly use quantum processing unit (QPU) samples from quantum distributions to facilitate faster and more energy- efficient model training and inference Completed initial designs of transformer and diffusion architectures – moving toward benchmarking the role of the QPU Supporting several customers that are investigating restricted Boltzmann machine architectures, a canonical machine learning approach for generative AI, that use samples from the QPU COPYRIGHT @ D-WAVE14

INTRODUCTION OF SERVICE-LEVEL AGREEMENTS (SLAS) Recently introduced SLAs for Leap quantum cloud service customers who are transitioning applications into production D-Wave is the only quantum computing company providing formal SLAs Offering SLAs reflects the high levels of availability, reliability and performance of the Leap quantum cloud service and its ability to support requirements for commercial-grade applications as customers move into production deployments Our monitoring data shows that the Leap quantum cloud service has consistently exceeded 99.9% availability over the past two years, meaning that the service is highly reliable even during periods of high demand COPYRIGHT @ D-WAVE15

D-WAVE DEEMED “AWARDABLE” ON US DEPT. OF DEFENSE “TRADEWINDS MARKETPLACE” D-Wave has been deemed “awardable” on the US Department of Defense’s Tradewinds buying platform, which is designed to accelerate the procurement and adoption of emerging technologies Marketplace includes D-Wave’s annealing quantum computing products and services alongside other offerings like Artificial Intelligence (AI)/Machine Learning (ML), data, and analytics capabilities COPYRIGHT @ D-WAVE16

FINANCIAL HIGHLIGHTS COPYRIGHT @ D-WAVE17 0 50 100 150 Prior LTM Most recent LTM 125 Total # of Customers 132 75 Commercial Customers including 26 Forbes Global 2000 76 Commercial Customers including 27 Forbes Global 2000 $- $2 $4 $6 $8 Q3 2023 Q3 2024 M IL LI O N S $5.8M First 9 Months Revenue $6.5M $- $2 $4 Prior LTM Most recent LTM M IL LI O N S - $1.2M Research & Gov’t Revenue (through Q3) Government $1.8M Government Research Research $2.0M $1.3M $- $10 $20 $30 $40 Q3-23 Q3-24 11-13-24 M IL LI O N S PAID IN FULL $31.1M Secured Term Loan Balance $13.6M $- $50 $100 $150 Q3-24 Q1-25 M IL LI O N S $49.9M $150.0M Capital Raising Capacity ELOC* ATM $- $50 $100 $150 $200 Q3-23 Q3-24 Q4-24 M IL LI O N S $53.3M $29.3M $177.9M Cash Position ri r st r c t 125 t l f st rs (through Q3) 132 75 Co ercial Custo ers including 26 Forbes Global 2000 76 Co ercial Custo ers including 27 Forbes Global 2000 M IL LI O N S $10 $20 $30 FY-22 FY-23 FY-24 M IL LI O N S $10.5M YoY Growth in Bookings $23.9M *Capital raising capacity under the ELOC is subject to a $1.00 minimum stock price $6.1M

D-WAVE INVESTMENT CONSIDERATIONS COPYRIGHT @ D-WAVE18 TECHNOLOGY LEADERSHIP • Designed, developed and operating the world’s largest quantum computers • 3rd largest quantum computer patent portfolio ANNEALING ADVANTAGE • Annealing quantum computers that outperform classical and gate model systems • Demonstrated quantum supremacy on materials simulation • Developing both annealing and gate quantum computers CUSTOMER TRACTION • Business applications in production • Diverse commercial customer base • Publicly disclosing the number of revenue- generating customers PRODUCTION-GRADE OFFERINGS • Scalable production-grade commercial systems • Service Level Agreements • SOC 2 Type 2 compliant

QUANTUM COPYRIGHT @ D-WAVE19